Out-Of-Home Interactive Entertainment Network Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements
Certain statements made in this presentation by Victory Acquisition Corp. (“Victory”) and TouchTunes Corporation (“TouchTunes”) constitute forward-looking statements.  Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,”
“anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding the successful merger of Victory and TouchTunes, TouchTunes’ expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, the amount and timing of capital expenditures, the likelihood of its success in building its business, financing plans, budgets, working capital needs and sources of liquidity. Forward-looking statements, estimates and projections are based on management’s beliefs and assumptions, are not guarantees of performance and may prove to be inaccurate. Forward-looking statements also involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement and which may have a material adverse effect on TouchTunes’ business, financial condition, results of operations and liquidity.
A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. For TouchTunes, these risks and uncertainties include, but are not limited to: the ability to achieve sustainable profitability, the ability to integrate and deploy PlayPorTT systems and to generate advertising revenue from Barfly and other systems, the ability to execute its strategy and achieve its revenue model, the continued availability of third-party digital content on commercially reasonable terms, the ability to protect TouchTunes’ intellectual property and access to third party intellectual property, the quantity and quality of products and services produced by third party manufacturers, competition in the market for digital jukeboxes and other digital entertainment systems, successful introduction of new products and services, the performance of distributors, operators and other resellers, the ability to recruit and retain key personnel, and the ability to attract advertisers. For Victory, factors include, but are not limited to: the ability to successfully effect the business combination, third party claims against Victory or holders of Victory IPO shares, and the ability of Victory’s officers and directors to allocate their time to Victory’s business. Additional information on these and other factors that may cause actual results and Victory’s performance to differ materially is included in the Victory’s periodic reports filed with the Securities and Exchange Commission
(“SEC”). Copies may be obtained by contacting Victory or the SEC. Victory and TouchTunes caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Victory and TouchTunes do not undertake to update or revise any forward-looking statement, except as required by law.
Victory has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement and prospectus in connection with the proposed acquisition and intends to mail the definitive proxy statement and prospectus and other relevant documents to Victory stockholders once approved by the SEC.
Stockholders of Victory and other interested persons are advised to read the proxy statement and prospectus and any amendments thereto because they contain important information about TouchTunes, Victory and the proposed acquisition. The definitive proxy statement and prospectus will be mailed to stockholders as of the record date established for voting on the acquisition. Stockholders will also be able to obtain a copy of the proxy statement and prospectus, without charge, at the SEC’s
Website at www.sec.gov or by directing a request to: Victory Acquisition Corp: c/o Paul Vassilakos, Petrina Advisors, 590 Madison Avenue, 21st Floor, New York, New
York 10022, (212) 521-4398.
Victory will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Victory securities, regarding its acquisition of TouchTunes.  Citigroup Global Markets Inc. (“Citigroup”), the managing underwriter of Victory’s IPO, is assisting Victory in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Additionally, the underwriters in Victory’s IPO deferred $10,560,000 of the commissions owed to them in connection with the IPO until the closing of Victory’s business combination.
Victory and its directors and officers, as well as Citigroup, may be deemed participants in the solicitation of proxies from Victory’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Victory are contained in the proxy statement and prospectus. TouchTunes’ stockholders may obtain information about the interests of TouchTunes directors and officers in the acquisition by reading the proxy statement and prospectus.

Victory Acquisition Corporation
Publicly traded special purpose acquisition company (“SPAC”); raised $330 million via
IPO
33,000,000 units at $10.00. Each unit:1 share common, 1 warrant
Stock trades on NYSE AMEX as VRY; Warrants trade on NYSE AMEX as VRY-WS
As of December 31, 2008, $330 million in cash held in escrow for $10.00 per share
Transaction Overview
Transaction Summary
$370 million Enterprise Value
$330 million of common stock with controlling shareholders subject to lockup
$40 million of assumed net debt
Company will have approximately $310 million cash post-deal
Victory cash to fuel growth with the goal of substantially impacting baseline EBITDA projections due to acceleration of new product roll-outs

TouchTunes Investment Highlights
Unique position in digital entertainment and out-of-home advertising
Core business generates predictable, high margin, recurring revenue, with operating leverage and significant ROIC
Leverage network to introduce new products that are expected to generate service revenues with attractive margins
Victory has significant capital that the combined entity can deploy to accelerate growth
TouchTunes + Victory = Significant long-term shareholder value creation

ROCK THE VOTE

Unit 7

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TouchTunes Company Overview
TouchTunes
Digital Juke Box
Barfly PlayPorTT
TouchTunes generates meaningful income for its channel partners and customers by utilizing its products and technology to deliver out-of-home entertainment directly to the consumer
1998
Date
Announced
2008 2008

21-34 year olds live in a digital world that is changing marketing as we know it
– More consumer control
– Younger consumers are multi-tasking and unreachable using
traditional media
• Do not watch live TV (DVR, Hulu.com)
• Do not listen to the radio
– Widespread adoption of social networking is placing increasing importance on viral and interactive advertising
It’s about engagement, not just impressions
TouchTunes Reaches Elusive Target Market
We are one of the largest interactive digital out of home entertainment networks in North America, able to engage 21-34 year olds where they play

TARGETABLE
By DMA
By Zip Code
By Demo
By Music Genre
Local & National
MEASURABLE
DoubleClick/DART
Direct Impressions
Digital Signage
Impressions
ENGAGING
6 minutes/session
361 million paid
sessions in 2008
Customers spend
over $300 million/
year for content
INTERACTIVE
Touch Screens
“Clickable” Banners
Surveys, Sweeps
& Games
Data Capture
Micro-sites
The proximity of out-of-home
with the measured interactivity of online
…AND NATIONAL
Why Advertisers are Excited

TouchTunes
ROCK THE VOTE
THE ULTIMATE MUSIC EXPERIENCE
TouchTunes

TouchTunes

Value of the TouchTunes Digital Jukebox
38,000+ digital jukebox locations in North America
3.4 billion annual visitors to network bars
TouchTunes digital jukebox is the #2 provider of digital
music, behind iTunes
700 million songs played annually
361 million interactive sessions that average 6 minutes
5-year renewable contracts
Highly predictable annuity-like revenue stream

TouchTunes Digital Jukebox Network
NH
190
MA
679
WA
325
OR
390
CA
2,041
MT
310
WY
131
CO
486
NM
80
ID
123
NV
447
UT
92
AZ
432
ND
514
SD
300
NE
615
KS
336
OK
378
TX
1,669
MN
1,559
IA
983
MO
893
AR
159
LA
524
FL
2,632
MI
893
WI
2,299
IL
3,568
TN
430
MS
94
AL
146
GA
325
SC
981
NC
1,042
VA
487
KY
426
NY
1,577
PA
3,917
OH
2,141
IN
1,263
RI
58
ME
295
VT
95
CT
409
DE
60
MD
570
NJ
925
DC
120
0 - 500
501 - 1000
1000 +
Presence in top DMAs with opportunity for growth
Leverage nationwide network for deployment of PlayPorTT and Barfly

TouchTunes

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TouchTunes

Partners Enable us to Rapidly Deploy
Operators
2,845
38,000 Units 1,556 500
Operator partners sell all products to bars and restaurants
(1)
(1) 1,556 units to be shipped by end of Q2. 350 units installed in first quarter 2009.
(2) 380 units currently installed. Additional 120 units have been ordered and will be installed by the end of Q2 2009. No advertising contracts to date.
(2)

25% of all digital and non-digital
jukeboxes in North America
Added 6,000+ TouchTunes digital
jukeboxes to the network in each of the
past three years
Subsidized early network growth by
selling hardware at a loss to generate
long-term music revenue
– Product sales are now profitable
Developed significant mutually beneficial
channel relationships
TouchTunes Digital Jukebox Has Reach
(1) Market share based on Handshake Marketing 2008 Survey that showed 150,000 bars in North America.
0
10,000
20,000
30,000
40,000
2005
15K
2006
22K
2007
30K
2008
37K
6,267 8,701 6,372 Locations added:
41% 40% 21% Growth (YoY):
Number of Current Locations
Potential
Addressable
Market
150K
(1)
Unit Economics
$9,000/bar/year in music revenue
– 20% flows through to TouchTunes
– Does not include potential of
advertising revenue

2,500
2,000
1,500
1,000
500
0
350
1,500
Q1 '09
Q2 '09

TouchTunes

PlayPorTT Extends Reach Into Restaurants
Large potential market
– 190,000 casual restaurants
– 285,000 quick service restaurants
– Appealing to restaurant chains
Unit Economics
(1)
$3,370 - $4,420/unit/year in revenue
– 40% of which flows through to TouchTunes
– Does not include potential of advertising
revenue
Potential
Market
475,000

(1) Based on limited pilot study over a period of three months.
Portable table top unit for games and music
50+ proprietary game library, built on an open platform
Can be networked
First shipments in 2009

1,000
800
600
400
200
0
500
Currently Committed
Existing TouchTunes Locations

TouchTunes

Proprietary screen within a screen that wraps
around live TV content
Network for fun facts, interactive games, and
advertising content
Highly scalable business
Initial 500 units committed
Reaches prized 21-34 year old demographic
Offers point of purchase advertising
Leverages existing channel relationships
Barfly Reaches Target 21-34 Audience
Unit Economics
(1)
Projected advertising inventory of $7,500/ location/
year at $1 CPM
38,000

(1) No advertising contracts to date.

Budweiser

WB

Smirnoff

Universal

20th Century Fox

Red Bull Energy Drink

Monster Energy

Full Throttle

EA Games

Activision

Guitar Hero

Under Armour

Nike

adidas

Puma

Microsoft

Sony

Samsung

TouchTunes

Bars Have Broad Advertising Appeal Energy Drinks Gaming Fashion Electronics Movies Alcohol Page 12 Alcohol and Movies present a significant immediate market opportunity

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TouchTunes

Integration and Monetization of Social Networks
Digitalization is disrupting nearly every industry and altering the marketing world as we know it
Widespread adoption of social networking
A mobile society that dictates your need to reach them in alternative ways
Speak the consumer’s native language (think mobile)
Keyword
and context
awareness
I know!!! I need to get out of here and go to
Europe or something.
by KOsters123
Dude, you need a vacation…
by Hots4Leia
They’ve worked you pretty hard, huh?
by Hots4Leia
Really sorry but I can’t make it to the show.
Man, I’ve been so tired lately.
by KOsters123

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TouchTunes

TouchTunes Valuation Thesis
38,000 unit installed
base
5-year renewable
contracts
Highly predictable
annuity-like revenue
stream
Digital Jukebox
Successful product
launch into sizeable
restaurant chain
Production ramped
1,556 units expected
by June 2009
Growing backlog
PlayPorTT
Leverage existing
TouchTunes
network
Critical mass
expected to drive
national advertising
demand
Ability to quickly
scale
Barfly

Growth Impact Potential
ILLUSTRATIVE
Potential Barfly Ad
Inventory Value
# of Locations
Potential TouchTunes
Revenue Generation
Note: Total footprint is 38,000 existing
units plus incremental locations out of the
addressable universe of 150,000 bars.
Does not include advertising revenue
# of Locations
Potential PlayPorTT
Revenue Generation
# of Locations
Note: Total footprint is 350 locations out of a
total universe of 150,000 bars.  Assumes
$1.00 CPM; Assumes that 35% of screen time
is reserved for advertising
Note: Assumes 4 PlayPorTT consoles per
location out of addressable universe of 475,000
locations.  Revenue extrapolated from the
limited experience of the 350 in field units
% of North
American Bars:
Total
footprint
as a %
of bars:
% of North American
Casual and Quick
Service Restaurants:
Potential
Gross
Profit:
$11 $21 $32 $41 $81 $122 $56 $113 $169
$90M
29% 32% 35%
$200M
$250M
2% 4% 6% 7% 13% 20%
Service

Potential
Gross
Profit:
Potential
Gross
Profit:
$28M
$56M
$84M
0
15
30
45
60
75
5,000 10,000 15,000
$54M
$108M
$162M
0
40
80
120
160
10,000 20,000 30,000
$75M
$150M
$225M
0
50
100
150
200
10,000 20,000 30,000
Note: Gross margin % of 75.3% for all products based on 2008A blended service margin. TouchTunes product revenue based on 2008 product revenue of $24 million divided by 2008 new locations of 6,372; assumes 20% product gross margin.
Product

PlayPorTT Locations

PlayPorTT Locations

PlayPorTT Locations

Barfly
0 10,000 20,000 30,000
0
$11 $67 $124 $180
10,000 51 108 164 221
20,000
92 148 205 261
30,000 133 189 246 302
Financial Overview
Pre-Deal Projections
Additional Gross Profit Potential From Incremental
Locations Enabled by Victory Capital Investment
2010E
No Capital
($ in millions)
Investment
Revenue $137
Gross Profit 86
EBITDA 44
0 Incremental TouchTunes Locations
Barfly
0 10,000 20,000 30,000
0
$0 $56 $113 $169
10,000 41 97 154 210
20,000
81 138 194 251
30,000 122 179 235 292
5,000 Incremental TouchTunes Locations
10,000 Incremental TouchTunes Locations

Note: Blended gross margin % of 75.3% based on 2008A service gross margin. Barfly value implies a
____ 100% sale of estimated advertising inventory.
Barfly
0 10,000 20,000 30,000
0
$21 $78 $134 $191
10,000 62 118 175 231
20,000
103 159 216 272
30,000 143 200 256 313
($ in millions)

(1) Assumed 38,000,000 warrants exercised ($7.50 strike); dilutive effect is equivalent to the issuance of 9,500,000 new shares at a $10.00 stock price with no new cash proceeds.
Potential for TouchTunes holders to receive up to an additional 8,016,265 shares and 2,103,523 options if the combined company’s EBITDA exceeds an aggregate of $50 million for any two consecutive quarters during the period ending on the fifth anniversary of the closing of the merger.
Capitalization Overview
(1)

($ in millions)
PF Valuation
Shares Outstanding 83.0
Equity Value (@ $10 Stock Price) $830
Debt 40
Cash (310)
Firm Value $560

Recent Transactions
Date Acquiror Target Description
Mar-09 Cisco Systems Pure Digital Technologies Digital imaging solutions
Mar-08 Parthenon Capital Health Club Panel Network Health club advertising
Feb-08 Lamar Advertising Vista Media Group Traditional billboard advertising
Oct-07 Catterton Partners On Target Media Medical office advertising
Sep-07 CBS SignStorey Supermarket advertising
Jan-06 Discovery Accent Health Medical office advertising
Jul-05 Thomson PRN Corporation Retail store advertising
Apr-04 Gannett Captivate Network Advertising in office building elevators
There have been several private market transactions in the sector at double digit
EBITDA multiples.

Summary
Acquiring a growing base business that produces stable
recurring cash flow
Barfly and PlayPorTT offer significant growth potential
Management’s success in TouchTunes jukebox
deployment and their relationship with the distribution
channel mitigates the execution risk associated with
Barfly and PlayPorTT deployment
Post transaction the company will be fully capitalized to
roll out the identified initiatives to their entire existing user base